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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
 Amendment No. 2

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 12, 2007
Date of Report (Date of earliest event reported)

EPOD INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

NEVADA	0-32327	91-1953719
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

2223 Hayman Road, Kelowna, British Columbia, Canada	V1Z 1Z6
(Address of principal executive offices)	(Zip Code)

(250) 769-0130
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends and restates the Current Report on Form 8-K filed with the Securities and Exchange Commission on August 24, 2007, as amended and restated on September 5, 2007.

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

On July 12, 2007, Williams & Webster, P.S., the Company’s former accountant, resigned. The auditor’s report on the Company’s financial statements for the years ended December 31, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion, and was not modified as to audit scope or accounting principles; however the report was modified to express the accountant’s uncertainty relating to a going concern. The decision to change accountants was not recommended or approved by the board of directors or audit committee of the board of directors.

On July 12, 2007, the Company’s former accountant notified the Company that it was withdrawing its audit report for the year ending December 31, 2006. The accountant indicated that it had received additional information regarding the sales and accounts receivables recorded by the Company. The accountant stated that inventory purportedly sold by the Company had not been shipped to the purchasers and, therefore, the Company should not have recognized revenue for those sales during 2006, in accordance with the Company’s revenue recognition policy, which is consistent with Staff Accounting Bulletin No. 104.

The accountant had brief discussions with the Company’s President in the latter half of July 2007 relating to the July 12, 2007 correspondence from the accountant. In addition, there was another discussion in which the accountant participated on August 10, 2007 with the Company’s President and the Company’s Chairman on the same matters. The Company is in the process of selecting a successor accountant and will authorize its former accountant to respond fully to inquiries of the successor accountant concerning the foregoing.

Except as set forth in the above paragraph, there were no disagreements with the Company’s former accountant during the fiscal years ended December 31, 2005 and 2006, and through July 12, 2007, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the former accountant’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its audit report.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit report or Completed Interim Review.

On July 12, 2007, Williams & Webster, P.S., the Company’s former accountant, notified the Company that it was withdrawing its audit report for the year ending December 31, 2006. The accountant stated that the Company should file an 8-K under Item 4.02 to disclose the withdrawal of its audit report. The accountant indicated that it had received additional information regarding the sales and accounts receivables recorded by the Company. The accountants stated that inventory purportedly sold by the Company had not been shipped to the purchasers and, therefore, the Company should not have recognized revenue for those sales during 2006, in accordance with the Company’s revenue recognition policy, which is consistent with Staff Accounting Bulletin No. 104.

The accountant had brief discussions with the Company’s President in the latter half of July 2007 relating to the July 12, 2007 correspondence from the accountant. In addition, there was another discussion in which the accountant participated on August 10, 2007 with the Company’s President and the Company’s Chairman on the same matters. The Company is in the process of selecting a successor accountant and will authorize its former accountant to respond fully to inquiries of the successor accountant concerning the foregoing.

On July 12, 2007, the Company determined that it agreed with the its former accountant’s assessment that the financial statements for the period ended December 31, 2006 should not be relied upon due to the error in recognizing revenue. The Company is not in a position to quantify an exact amount for this overstatement at this time. The Company is in the process of preparing restated financial statements for the period ended December 31, 2006 and in that respect is interviewing successor auditors with a view to retaining one to complete the audited restatement. Until such time as the new financial statements are completed, the Company will not be in a position to specifically quantify the overstatement of revenue. The timing of such completion is dependent on the audit timeline that is agreed upon with the successor auditor, although the Company is attempting to expedite this process. Upon completion of the audit of restated financial statements, the Company expects to file an amended 10-KSB.

The Company believes that the error in the calculation of revenue represents a significant part of the Company’s revenue. Nevertheless, the Company is in the start-up phase of its development in which it is attempting to expand its capital base and infrastructure and to organize its commercial operations, which process is expected to principally be supported through debt and equity financings. Accordingly, management does not believe that revenue represents a particularly significant factor in the determination of the value of the Company at this time.

Management also believes that the overstatement in revenue will affect the quarterly financial statements for the period ended March 31, 2007; however, the Company cannot adequately quantify the full impact until restated quarterly financial statements are prepared. The Company has concluded that the quarterly financial statements should not be relied upon due to the error in recognizing revenue. Upon completion of restated financial statements, the Company expects to file an amended 10-QSB for the period ended March 31, 2007

The reason for the error in revenue is that management misunderstood the revenue recognition rules regarding shipment of inventory. The Company had manufactured the product and received partial payment, and therefore had deemed the transaction to be substantively complete apart from the administrative process of shipping the products.. The Company has little infrastructure, as it is a start-up, and the error was due in large part from a lack of expertise. To correct such errors, the Company has hired a full time Controller. The Company also plans to otherwise increase its administrative capacity to better control accounting issues.

Item 9.01

Financial Statements and Exhibits

Exhibit No.

Description

Exhibit 16.1

Letter dated August 29, 2007 from Williams & Webster, P.S. to the Securities and Exchange Commission. *

Exhibit 16.2

Letter dated September 20, 2007 from Williams & Webster, P.S. to the Securities and Exchange Commission.

* Previously Filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPOD INTERNATIONAL INC.
Date: September 21, 2007	(registrant)

By:	/s/ L. Mark Roseborough
Name: L. MARK ROSEBOROUGH
Title: President

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